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                                                                     EXHIBIT 4.3

           INCORPORATED UNDER THE                       COMMON STOCK
        LAWS OF THE STATE OF DELAWARE                 PAR VALUE $0.001

 NUMBER                                                                  SHARES
C

        THIS CERTIFICATE IS TRANSFERABLE               CUSIP 30065K 10 4
                IN BOSTON, MA                SEE REVERSE FOR CERTAIN DEFINITIONS
               OR NEW YORK, NY

                        EXCEL COMMUNICATIONS, INC.(R)

THIS CERTIFIES THAT




IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Excel Communications, Inc. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and a facsimile of its Seal to be hereunto affixed.

                                         Dated:

        /s/ KENNY A. TROUTT
                      CHAIRMAN AND
           CHIEF EXECUTIVE OFFICER       Countersigned and Registered:

                                                    BANKBOSTON, N.A.

                                                                  Transfer Agent
                                                                   and Registrar

                                         By
                                             /s/
                                                            Authorized Signature

        /s/ CHRIS DANCE
         EXECUTIVE VICE PRESIDENT,
     SECRETARY AND GENERAL COUNSEL

 [EXCEL LOGO]                                                            [SEAL]

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                     [EXCEL COMMUNICATIONS, INC.(R) LOGO]

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors Act
           and not as tenants                           -----------------------
           in common                                          (State)



   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]
  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                        Shares
  ----------------------------------------------------------------------
  of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated
       -------------------------
                                                 x
                    NOTICE:                       ----------------------------
          THE SIGNATURE(S) TO THIS ASSIGNMENT             (SIGNATURE)
          MUST CORRESPOND WITH THE NAME(S) AS
          WRITTEN UPON THE FACE OF THE           x
          CERTIFICATE IN EVERY PARTICULAR         ----------------------------
          WITHOUT ALTERATION OR ENLARGEMENT               (SIGNATURE)
          OR ANY CHANGE WHATEVER.

                                                  ----------------------------
                                                  THE SIGNATURE(S) SHOULD BE
                                                  GUARANTEED BY AN ELIGIBLE
                                                  GUARANTOR INSTITUTION (BANKS,
                                                  STOCKBROKERS, SAVINGS AND
                                                  LOAN ASSOCIATIONS AND CREDIT
                                                  UNIONS WITH MEMBERSHIP IN AN
                                                  APPROVED SIGNATURE GUARANTEE
                                                  MEDALLION PROGRAM) PURSUANT
                                                  TO S.E.C. RULE 17Ad-15.

                                                  ---------------------------
                                                  SIGNATURE(S) GUARANTEED BY: